Exhibit 99.1

Executive Overview April 2022 Humanigen, Inc.

2 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry Cautionary Note Regarding Forward - Looking Statements All statements other than statements of historical facts contained in this presentation are forward - looking statements . Forward - looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events . Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward - looking statements . Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward - looking statements, including, without limitation, statements regarding : Humanigen’s beliefs as to the potential benefits of lenzilumab as a treatment for hospitalized COVID - 19 patients ; its beliefs as to the potential of lenzilumab to improve patient survival when used before ICU admission and progression of respiratory failure ; statements regarding the therapeutic potential of targeting a single upstream cytokine earlier in the COVID - 19 disease process ; its efforts to request and receive Emergency Use Authorization or Conditional Marketing Authorization for lenzilumab in COVID - 19 in the US and UK and other territories, as applicable its beliefs and projections regarding the need for lenzilumab as a therapeutic if authorized or approved ; the company’s projections for anticipated supply of lenzilumab through the end of 2022 ; the effectiveness of its preparations to commercialize lenzilumab in the UK and other markets, if CMA or other marketing approval were granted ; its efforts to mitigate its manufacturing expenses pending receipt of a marketing authorization or approval from a regulatory agency such as MHRA, EMA or FDA ; its ability to resolve payment disputes with certain of its CMOs and other service providers on favorable terms ; and its other plans to initiate or participate in planned clinical trials and otherwise explore the effectiveness of lenzilumab and other candidates in its development portfolio as therapies for other inflammation and immune - oncology indications . Forward - looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in the company’s lack of profitability and need for additional capital to conduct its business ; its dependence on partners to further the development of its product candidates ; the uncertainties inherent in the development, attainment of the requisite regulatory authorizations and approvals and launch of any new pharmaceutical product ; challenges associated with manufacturing and commercializing a biologic such as lenzilumab ; the outcome of pending or future litigation ; and the various risks and uncertainties described in the "Risk Factors" sections and elsewhere in Humanigen's periodic and other filings with the Securities and Exchange Commission . All forward - looking statements are expressly qualified in their entirety by this cautionary notice . You should not rely upon any forward - looking statements as predictions of future events . The Company undertakes no obligation to revise or update any forward - looking statements made in this presentation to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law .

Lenzilumab COVID Multinational Clinical Pipeline

Study Name	Phase	Status	Centers	Partners
LIVE-AIR	3	Completed 520 patients REGISTRATIONAL	24 US 11 Brazil	Mayo Clinic, Dartmouth Medicine Company sponsored
ACTIV-5/BET-B	2/3	Enrollment Complete >400 patients CRP<150 mg/L REGISTRATIONAL	53 US 2 South Korea	NIH National Institutes of Health NIH sponsored
C-SMART	3	FPD 2Q22 72 patients EXPANDED USE	5 sites Australia	NCIC, Medical Research Future Fund, Peter Mac Peter Mac sponsored
Korean PK bridging study	1	20 patients POTENTIALLY REGISTRATIONAL	1 site South Korea	KPM Tech, Telcon Partner Company sponsored

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Lenzilumab is being developed as a potential treatment for COVID-19; it is not currently approved or authorized for use in any country

4 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry Non COVID Clinical Pipeline: 4 Trials with Multinational Reach Study Name a n d I nd i ca ti o n Phase Status Centers Partners Lenzilumab SHIELD P r o p h y l a xis w i t h Yescarta and Tecartus CAR - T therapies in non - Hodgkin lymphoma s REGISTRATIONAL 3 FPD 2Q22 16 0 + patients Up to 30 US sites Company Sponsored RATinG Prevention/Treatment of Acute GvHD POTENTIALLY REGISTRATIONAL 2/3 F PD 2Q22 240 patients Up to 22 UK sites Primarily Partner Sponsored PREACH - M Chronic myelomonocytic leukemia 2 /3 F PD O c t o b e r 202 1 72 patients 5 Australian sites Primarily Partner Sponsored Ifabotuzumab - ADC Solid Tumors Basket Study 1 Planning in Progress Australian sites TBD Company Sponsored

5 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry Key COVID - 19 U.S. Statistics Delta Omicron Alpha 1 https://covid.cdc.gov/covid - data - tracker/#new - hospital - admissions (Accessed April 7, 2022 ) 2 https://covid.cdc.gov/covid - data - tracker/#trends_dailydeaths (Accessed April 7, 2022 ) 3 https://covid.cdc.gov/covid - data - tracker/#vaccinations_vacc - total - admin - rate - total (Accessed April 7, 2022) BA.1 Patients Admitted 1 Patients in Hospital 1 9,980 Latest available Daily Deaths 2 674 Latest available 1,298 Latest daily 896,004 YTD - Total Vaccination Rate 3 ~77% One Dose ~45% Booster ~66% Full July 3, 2021 Delta Dominant Variant BA.2 March 26, 2022 Ba.2 Dominant Variant December 18, 2021 Ba.1 Dominant Variant Delta Emerges Omicron Emerges

Flu Provides Example of Endemic Market

Burden of Influenza[1]

Estimated Range of Flu Seasons In U.S. 2010-11 through 2019-20

Season	Hospitalizations	Deaths
2010-2011	290,000	37,000
2011-2012	140,000	12,000
2012-2013	570,000	43,000
2013-2014	350,000	38,000
2014-2015	590,000	51,000
2015-2016	280,000	23,000
2016-2017	500,000	38,000
2017-2018	710,000	52,000
2018-2019	380,000	28,000
2019-2020*	380,000*	20,000*
Average	**419,000**	**34,200**

Despite vaccines and antivirals, there is still a sustainable need for effective therapeutics

The Nature of a Virus

- Vaccines are not 100% effective
- Vaccine efficacy proven to wane
- Immune escape variant may emerge from vaccinated population experiencing breakthrough infections

COVID-19 has many similarities to other viruses that have been around for decades, but also several key differences (e.g., COVID mutates 2X−10X faster than flu[2]) that increase the likelihood that COVID-19 will sustain for years, despite vaccines and individual immunity

*CDC estimates from the 2019-2020 season are preliminary and may change as data are finalized

1. CDC: Disease Burden of Influenza. Hospitalization and death numbers are estimates (Accessed April 6, 2022). https://www.cdc.gov/flu/about/burden/index.html
2. Trevor Bedford, Fred Hutchinson Cancer Research Center, presentation to FDA Vaccines and Related Biological Products Advisory Committee on April 6, 2022

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Lenzilumab is being developed as a potential treatment for COVID-19; it is not currently approved or authorized for use in any country

7 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry Humanigen and LENZ® ▪ LENZ (lenzilumab) is a variant - agnostic immunomodulatory antibody discovered, developed and to be commercialized by Humanigen ▪ We believe LENZ offers a ‘future - proof’ treatment against current and future variants ▪ Humanigen believes that COVID - 19 will become a serious endemic disease and will continue to impact society, healthcare systems and patients ▪ LENZ has demonstrated significant benefit over and above existing standard of care in COVID - 19 and, importantly, with a safety profile comparable to placebo 5 ▪ LENZ could potentially save countless lives, generate billions of dollars in recurring annual revenue, while also offering healthcare systems a cost - effective medicine 6 that in our view may be an essential countermeasure for government stockpiling ▪ LENZ is poised to enter a registrational study in CAR - T and a potential registrational study in acute Graft versus Host Disease, areas of significant unmet need for patients, healthcare professionals and payers, while potentially generating substantial additional value 1. https://covid.cdc.gov/covid - data - tracker/#new - hospital - admissions (Accessed April 11, 2022) 2. https://covid.cdc.gov/covid - data - tracker/#hospitalizations - severity (Accessed April 11, 2022) 3. https://data.cdc.gov/NCHS/Provisional - COVID - 19 - Deaths - by - Place - of - Death - and - /4va6 - ph5s extrapolated from 67.2% of deaths occurri ng as hospital inpatient (Accessed April 11, 2022) 4. https://covid.cdc.gov/covid - data - tracker/#trends_totaldeaths (Accessed April 11, 2022) 5. https://www.thelancet.com/journals/lanres/article/PIIS2213 - 2600(21)00494 - X/fulltext 6. https://www.tandfonline.com/doi/full/10.1080/13696998.2022.2030148 LENZ addresses a significant unmet need in COVID - 19, in the U.S. year to date 2022, approximately: ▪ 902,893 hospitalizations 1 • ≈16% progress to ICU 2 • ≈12% die 3 ▪ 157,440 deaths 4

Recent COVID/LENZ® Updates

COVID US[1]	~983,000 Deaths	~80 million Cases	4.6 million Hospitalizations	77% at least 1 vaccine dose 66% 2 doses, 45% booster

Clinical Trials	**ACTIV-5/BET-B**	Topline data 2Q22
	C-SMART	Lenzilumab shipped to Australia
	Korean PK study	Lenzilumab shipped to Korea
	SHIELD	Protocol with FDA, first patient dose 2Q22
	RATinG	First patient dose 2Q22
Regulatory	**United States**	Pre-EUA meeting with FDA completed
	United Kingdom	Drug substance PPQ report completed, drug product PPQ in process
	European Union	Full CMA submission 3Q22
Access	**LenzMAP**	Named patient program live in 17 countries
	France Supply Chain	Partnership with Cenexi announced to assist in France/European Union

1. https://covid.cdc.gov/covid-data-tracker/#new-hospital-admissions (Accessed April 11, 2022)

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Lenzilumab is being developed as a potential treatment for COVID-19; it is not currently approved or authorized for use in any country

The Lancet Respiratory Medicine: Peer-Reviewed LIVE-AIR Phase 3 Publication


Articles

Lenzilumab in hospitalised patients with COVID-19 pneumonia (LIVE-AIR): a phase 3, randomised, placebo-controlled trial

View Article

“ LIVE-AIR showed that lenzilumab treatment of hospitalised patients with COVID-19 can improve the likelihood of survival without the need for mechanical ventilation, with a safety profile similar to that of placebo ”

“ 60% of LIVE-AIR patients were on room air or low-flow oxygen support. ... (Raising) the possibility that lenzilumab might be positioned for use before ICU admission and progression of respiratory failure requiring high-flow oxygen and non-invasive or invasive ventilation ”

“ Findings might indicate the therapeutic potential of targeting a single upstream cytokine earlier in the disease process, guided by baseline CRP. ... The study contributes to the emerging body of evidence about how CRP concentrations relate to the pathogenesis of COVID-19 and to patient and treatment selection ”

Temesgen Z., et al. Lancet Respir Med 2021. Published Online December 1, 2021. https://doi.org/10.1016/S2213-2600(21)00494-X

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Lenzilumab is being developed as a potential treatment for COVID-19; it is not currently approved or authorized for use in any country

10 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry Target Patient Segment: CRP<150mg/L, Age <85 Patients Who Died Or Required IMV Kaplan─Meier Estimate a 15.6 8.4 9.2 22.1 21.2 24.8 0% 5% 10% 15% 20% 25% 30% Overall Placebo CRP<150mg/L <85 CRP<150mg/L <85 with Remdesivir % of Patients Death / IMV Use Lenzilumab Placebo P =0.0403 P =0.0003 P =0.0002 HR 1.54 1 HR 3.04 2 HR 3.43 2 1. Temesgen Z., et al. Lancet Respir Med 2021. Published Online December 1, 2021. https://doi.org/10.1016/S2213 - 2600(21)00494 - X 2 . Humanigen Inc. Clinical Study Report Day 28 Results . (Aug 2021). Note: CRP = C - reactive protein; IMV = invasive mechanical ventilation; mITT = modified intent - to - treat a. All data censored at 28 days following enrolment. All data reported for the mITT population and subgroups of the mITT population, Kaplan - Meier estimates for proportion of patients

11 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry Economic Benefits in Target Patient Population Clinical Benefits Translate to a Cost Savings $11,858 per patient with or without remdesivir 2 Bed Days Saved 0 2 4 6 8 10 12 14 Lenzilumab + SOC Placebo Days Time to Recovery P =0.015 3 ICU Days Saved 0 1 2 3 4 5 6 7 Lenzilumab + SOC Placebo Days Time in ICU P =0.015 3 IMV Days Saved 0 1 2 3 4 5 6 Lenzilumab + SOC Placebo Days Time on IMV P =0.001 Source: Kilcoyne A., et al. Journal of Medical Economics posted online January 17, 2022. https://doi.org/10.1080/13696998.2022.2030148

12 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry Estimated Clinical Benefits of Lenzilumab and Standard Of Care Over Standard of Care Alone CRP, C - reactive protein; ICU, intensive care unit; IMV, invasive mechanical ventilation; mITT , modified intent - to - treat; NNT, number needed to treat; SOC, standard of care; SWOV, survival without ventilation. a. These values were derived from Kaplan - Meier analysis. Source: Kilcoyne A., et al. Journal of Medical Economics posted online January 17, 2022. https://doi.org/10.1080/13696998.2022.2030148 Clinical Benefits Translate to a Cost Savings $13,190 per patient also treated with remdesivir

Current U.S. COVID-19 Treatments Highlight Unmet Need And Opportunity For Lenzilumab

	Outpatient		In Hospital			
Disease Progression	Early Infection Phase		Pulmonary/Inflammatory Phase		Hyperinflammatory Phase	
Patient Journey	COVID Diagnosis	Outpatient Symptom Management	Hypoxia (SpO_2<94% on Room Air)	Low Flow O_2	High Flow O_2	Invasive Mechanical Ventilation
CRP Levels (mg/L)	Undetectable/Low Detection		35	85	110	205

Treatment Options

Outpatient:

- **IV Neutralizing Antibodies**: Casirivimab + Imdevimab[1], Bamlanivimab + Etesevimab[1], Sotrovimab[1], Bebtelovimab
- **Oral Antivirals**: Molnupiravir, Nirmatrelvir+Ritonavir
- **IV Antivirals**: Remdesivir

In Hospital:

Lenzilumab Opportunity
Prevent / Treat Hyperinflammatory Immune Response

High unmet medical need in patients with CRP <150mg/L: lenzilumab target population

- **Remdesivir**: *Optimal efficacy when viral load is highest; often given too late. Efficacy questionable.*
- **Baricitinib[2]**
- **Tocilizumab**: *NIH Guidelines: patients admitted to the ICU, on IMV, NIV, or high-flow, or non-ICU, NIV or high-flow with CRP >75 mg/L*
- **Dexamethasone[3]**: *Indicated in adult hospitalized patients with: COVID (suspected or confirmed) and requiring oxygen therapy (high-flow or IMV)*

1. No longer authorized due to diminished or lack of efficacy with Omicron or sub-variants
2. Baricitinib not recommended by NIH for patients on low-flow
3. Dexamethasone shown to be harmful on low-flow patients Eur Jour R DOI:10.1183/13993003.02532-2021

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Lenzilumab is being developed as a potential treatment for COVID-19; it is not currently approved or authorized for use in any country

14 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry SHIELD Phase 3 Study of Lenzilumab with Yescarta (Axi - Cel) and Tecartus (Brexu - Cel) ▪ FDA registration pathway for Phase 3 clinical development of lenzilumab for the prevention CAR - T therapy related toxicities including Immune Effector Cell Associated Neurotoxicity (ICANS) ▪ Randomized, double - blind, placebo - controlled trial designed to inform a label that reflects: • Clinical benefit of lenzilumab • Economic benefit as measured by reduction in healthcare resource utilization Axi - Cel or Brexu - Cel + Lenzilumab Axi - Cel or Brexu - Cel Stratified by Histology Disease Burden Primary Endpoint: Alive with no prior grade 2 ICANS 6, 12 18, 24 months CR Overall Survival Dose Confirmation Relapsed Refractory DLBCL/Mantle Cell/Follicular Lymphoma Randomization Prior to Lymphodepletion Day 60 Primary Endpoint 2 Year Follow up N=160+

15 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry ▪ 22 sites selected ▪ UK regulatory submission completed ▪ First patient to be dosed 2Q22 RATinG Study: Addressing High Unmet Need in aGvHD To be conducted in collaboration with the IMPACT Group in UK SOC Lenzilumab + SOC vs Placebo + SOC Intermediate/ High Risk Low Risk Allogeneic Stem Cell Transplant aGvHD Diagnosis Outcome prediction using “MAGIC” algorithm

PREACH–M Trial Phase 2/3 for CMML: Recruitment Commenced October 2021



CMML is an aggressive Cancer[1] → **~13 cases per 100,000 persons per year**[2] → **Incidence higher with age**[1] → **Survival remains dismal**[1] → **Effective therapies needed**[3]

Partners

SAHMRI South Australian Health & Medical Research Institute

THE UNIVERSITY of ADELAIDE

Newly Diagnosed CMML
- High Risk Disease (NRAS, KRAS, CBL) → **Azacitadine+ Lenzilumab Up to 24 Cycles (2 Years)** → Primary Endpoint
- Low Risk Disease (TET2) → **Azacitadine+ Sodium Ascorbate Up to 24 Cycles (2 Years)** → Primary Endpoint

Primary Endpoint
12 Months CR and PR

Note: CMML-Chronic Myelomonocytic Leukemia

TET2, NRAS, KRAS, and CBL are gene mutations found in CMML patients

1. Murthy et al, Leukemia Lymphoma, 2017 Jul;58(7):1648-1654 **2.** SEER Hematopoietic and Lymphoid Neoplasm Database (cancer.gov) **3.** Aim of first-ever CMML study – to improve survival, Leukemia Foundation – Australia News Story, June 3, 2021 https://www.leukaemia.org.au/stories/aim-of-first-ever-cmml-study-to-improve-survival/

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Lenzilumab is being developed as a potential treatment for COVID-19; it is not currently approved or authorized for use in any country

17 Lenzilumab is being developed as a potential treatment for COVID - 19; it is not currently approved or authorized for use in any c ountry Initial 2022 Goals COVID PK study in Korean patients RATinG Phase 2/3 aGvHD study C - SMART COVID in cancer patients Clinical Topline results from ACTIV - 5/BET - B 2Q22 File amendment to EUA with FDA Respond to MHRA requests for additional information Regulatory Peer - reviewed publication of U.S. Health Economics in COVID LenzMAP portal live Peer - reviewed publication of CRP<150mg/L from LIVE - AIR Peer - reviewed publication of U.K. Health Economics in COVID Publications / Other x

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